Dahlman Rose Metals & Mining Conference November 13, 2012 Exhibit 99.1

Mark Newman Senior Vice President & Chief Financial Officer

Safe Harbor Statement
Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, the planned Master
Limited Partnership, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,”
“should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.
SunCoke does not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
Dahlman Rose Metals & Mining Conference - November 2012

About SunCoke
About SunCoke
Largest independent producer of
metallurgical coke in the Americas
Coke is an essential ingredient in blast
furnace production of steel
Cokemaking business generates
~85% of Adjusted EBITDA
(1)
5.9 million tons of capacity in six
facilities; 5 in U.S. and 1 in Brazil
2012 U.S. coke production is expected
to be in excess of 4.3 million tons
Coal mining operations represents
~15% of Adjusted EBITDA
(1)
High quality mid-vol. metallurgical coal
reserves in Virginia and West Virginia
Expect to mine about 1.4 million tons
in 2012
Dahlman Rose Metals & Mining Conference - November 2012

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.
9 months ended September 30, 2012
Revenue:  $1.4 billion
Adjusted EBITDA:  $193.7 million
(includes corporate costs of $20.1 million)
Jewell
Coke
19.2%
Other
Domestic
Coke
67.2%
Int'l Coke
0.8%
Coal
Mining
12.8%
SunCoke
Business Segments
(excludes corporate costs)

2006-2011 Increase: 138%
2,490
4,190
4,740
5,390
5,390
5,940
2006
2007
2008
2009
2010
2011

SunCoke Energy

More than doubled capacity since
2006 with four new plants
Only company to design, build and
operate new greenfield developments
in U.S. in more than a decade
Supply nearly 20% of U.S. and Canada
coke needs
(1)
Secure, long-term take-or-pay
contracts with leading steelmakers
Customers include ArcelorMittal, U.S.
Steel and AK Steel
Cokemaking operations are
strategically located in proximity to
customers’ facilities
The Leading Independent Cokemaker
The Leading Independent Cokemaker
SunCoke
Cokemaking Capacity
(In thousands of tons)
Dahlman Rose Metals & Mining Conference - November 2012

(1)
Source:  Company estimates
Jewell Coke
(Virginia)
Indiana Harbor
(Indiana)
Haverhill I
(Ohio)
Vitória
(Brazil)
Haverhill II
(Ohio)
Granite City
(Illinois)
Middletown
(Ohio)

COKE IN THE BLAST FURNACE COKE IN THE BLAST FURNACE & SUNCOKE’S COKEMAKING TECHNOLOGY & SUNCOKE’S COKEMAKING TECHNOLOGY Dahlman Rose Metals & Mining Conference - November 2012 6

Blast Furnaces and Coke
Blast Furnaces and Coke

1 short ton
of hot metal (NTHM)
Top Gas
Dahlman Rose Metals & Mining Conference - November 2012
BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST
Iron Iron
burden burden
Iron ore/ Iron ore/
pellets pellets
Scrap Scrap
3100 3100
198 198
Flux Flux
Limestone Limestone
600 600
30 30
Coke Coke
BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST
Fuel Fuel
Fuel
Nat Gas
Coal
Most efficient blast
Most efficient blast
furnaces require
furnaces require
800-900 lbs/NTHM
800-900 lbs/NTHM
of fuel to produce
of fuel to produce
a ton of hot metal
a ton of hot metal
Blast furnaces are the most Blast furnaces are the most
efficient and proven method efficient and proven method
of reducing iron oxides of reducing iron oxides
into liquid iron into liquid iron
Coke is a vital material to Coke is a vital material to
blast furnace steel making blast furnace steel making
We believe stronger, larger We believe stronger, larger
coke is becoming more coke is becoming more
important as blast furnaces important as blast furnaces
seek to optimize fuel needs seek to optimize fuel needs
Up to
80-120
Up to
120-180

6 Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
5 Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
1 Coal bed absorbs heat from refractory and liberates combustible volatile matter.
2 Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
4 Completely oxidized flue gas is drawn into uptakes within oven walls.
3 Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

SunCoke Energy

SunCoke’s Heat Recovery
SunCoke’s Heat Recovery
Cokemaking Technology
Cokemaking Technology
CS Global Credit Conference - October 2012

Industry leading environmental
signature
Leverage negative pressure
technology to substantially reduce
hazardous emissions
Convert waste heat into steam
and electrical power
Generate about 9 MW of electric
power per 110,000 tons of annual
coke production
Meet stringent U.S. EPA
Maximum Achievable Control
Technology standard
Traditional by-product cokemaking
methods have significant
environmental impacts

SUNCOKE’S VALUE PROPOSITION & SUNCOKE’S VALUE PROPOSITION & CONTRACT PROVISIONS CONTRACT PROVISIONS Dahlman Rose Metals & Mining Conference - November 2012 9

SunCoke’s Value Proposition
SunCoke’s Value Proposition
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 15% - 20% turndown capability
High quality coke with cheaper coal blends
Burn loss vs. by-product
Capital preservation and lower capacity cost per ton;
particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product "credits"
High Quality
& Reliable
Coke Supply
Turndown
Flexibility
Coal
Flexibility
Capital
Efficiency
& Flexibility
Environment
/Economic
Trade-offs
Dahlman Rose Metals & Mining Conference - November 2012

¯

Key Contract Provisions
Key Contract Provisions
Customers must take all our production up to a maximum or
pay contract price for amount not taken
–
We are obligated to deliver a minimum quantity of coke annually
Represents profit and return on capital
–
Fixed fee is fixed for life of contract
Cost of coal is passed-through subject to achieving a
contracted coal-to-coke yield standard
Operating costs are passed-through based on annually
negotiated budget or a fixed budget adjusted for inflation
These costs are passed-through
Take-or-Pay
Fixed Fee
Coal Cost
Operating
Costs
Transportation
& Taxes
Dahlman Rose Metals & Mining Conference - November 2012

SUNCOKE’S GROWTH STRATEGY SUNCOKE’S GROWTH STRATEGY Dahlman Rose Metals & Mining Conference - November 2012 12

Strategies for Enhancing Shareholder Value
Strategies for Enhancing Shareholder Value

Dahlman Rose Metals & Mining Conference - November 2012
Operational
Excellence
Grow The Coke
Business
Strategically Optimize
Assets
•
Maintain focus on details
and discipline of coke and
coal mining operations
•
Sustain and enhance top
quartile safety
performance and ability
to meet environment
standards
•
Leverage operating know-
how and technology to
continuously improve
yields and operating costs
•
Domestic
•
Continue permitting
efforts for next
potential U.S. facility
•
Explore opportunities
to make strategic
investments in existing
capacity
•
International
•
Execute India entry and
pursue follow-on
growth
•
Coke MLP
•
Execute plan to place
a portion of our
cokemaking assets
into an MLP structure
•
Coal
•
Taking more
aggressive actions to
optimize operations
and enhance long-
term strategic
flexibility

Dahlman Rose Metals & Mining Conference - November 2012
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012
51% of coke capacity is at facilities >30 years old
Integrated Integrated
Steel Steel
Producers Producers
63% 63%
SunCoke
18%
DTE
5%
Other Merchant Other Merchant
& Foundry & Foundry
6% 6%
Imports Imports
8% 8%
U.S. and Canada Opportunity
U.S. and Canada Opportunity

Total 2011 Coke Demand: 19.5 million tons
% of U.S. & Canada
coke production
Average Age
Aging Cokemaking Facilities
U.S. & Canada Coke Supply
37
27%
9
24%
SunCoke
U.S. &
Canada
(excl SXC)
40+ years 30-40 years

Coke Price Comparison
Coke Price Comparison

SunCoke’s coke is competitive on price, quality and reliability, providing us the opportunity to displace imported coke
Dahlman Rose Metals & Mining Conference - November 2012
U.S. and Canada Coke Imports Representative Delivered Coke Prices - $/ton
$320
$76
$353
$361
$115
Other Domestic Coke Ukrainian
Coke (1)
Chinese
Coke (2)
SunCoke Coke Price @ Spot Coal Price SunCokePrice - Contracted Coal Price
Differential
Coke Price
Chinese 40% Export Tax Premium (Tariff)
1
Includes approx. $65/ton freight and approx. $30/ton handling loss for shipping to Great
Lakes region
$396
1
2
$396
$353
Coke Price
4.5
3.2
0.9
2.0  2.0
2.0
1.8
1.6
1.5
1.7
2005 2006 2007 2008 2009 2010 2011 2012E 2013E 2014E 2015E 2016E
Imports
SunCoke sales volumes
Based on September 2012 prices
$476
5.2
4.8
Source:  World Price (DTC), Coke Market Report, CRU and company estimates
Includes approx. $70/ton freight and approx. $35/ton handling loss for shipping to Great
Lakes region

Sources:  CRU, The Annual Outlook for
Metallurgical Coke 2011,  CIA World Factbook.
India Opportunity
India Opportunity
Dahlman Rose Metals & Mining Conference - November 2012

Projected to be 3rd largest
steel market by 2020
Blast furnace to play a critical
role in growth
Importing approximately
2 million tons annually
Coke capacity investment lags
steel investment
3.5 million tons merchant
production or 13% of total
17 active merchant
coke producers
10% - 20% short power
Average wholesale price >$80
mwh (2x U.S. rate)
Growing Steel
Market
Coke supply
Deficit
Active
Merchant
Market
Electric Power
Deficit
India
Steel/Coke
Market
•
•
Committed to
Committed to
India entry
India entry
strategy
strategy
– –
Discussing
Discussing
opportunities in
opportunities in
India
India
– –
Targeting
Targeting
potential entry
potential entry
by early 2013
by early 2013

Master Limited Partnership
Master Limited Partnership
Expected Assets/Structure
–
At closing of offering, MLP expected
to own approximately a 65% interest
in Haverhill and Middletown
–
SXC to own General Partner, incentive
distribution rights and a portion of
the partnership units
Proceeds to SXC
–
Expected uses will include paying
down debt, funding expansion and
other general corporate purposes
Dahlman Rose Metals & Mining Conference - November 2012

Middletown Operations
Haverhill Operations

SUNCOKE’S FINANCIAL RESULTS SUNCOKE’S FINANCIAL RESULTS Dahlman Rose Metals & Mining Conference - November 2012 18

Earnings Per Share (diluted)

$0.17
$0.32
$0.26
$0.24
$0.32
$0.45
2011
2012
Q1
Q2
Q3

Adjusted EBITDA[1] (in millions)

$26.6
$37.7
$44.8
$55.8
$65.5
$72.4
2011
2012
Q1
Q2
Q3

SunCoke Energy

Earnings Overview
(1)
For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)
For a definition and reconciliation of free cash flow, please see appendix
Dahlman Rose Metals & Mining Conference - November 2012

Results driven by strong Coke business
performance
Middletown startup has been a success
Entire U.S. cokemaking fleet delivering
strong results
Coal remains a challenge
Higher than expected cash costs
Expect continued difficult demand/price
environment
Implementing aggressive coal action plan
Strong liquidity position
Cash balance of nearly $160 million and
virtually undrawn revolver of
$150 million
FY 2012 free cash flow
(2)
expected to be
in excess of $100 million costs

963
1,014
1,068
1,095
1,098
68
142
153
154
178
172
175
177
178
293
289
286
291
297
314
309
291
299
291
179
176
174
176
177
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

$ 50/ton
$ 34 / ton(2)
$ 51/ton(3)
$ 57 / ton
$ 61 / ton
$48
$32
$55
$62
$69
$34
$21
$40
$49
$55
$14
$11
$15
$13
$14
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Jewell Coke Segment
Other Domestic Coke Segment
Adjusted EBITDA/ton

SunCoke Energy

Domestic Coke Business Summary
Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)
(Jewell Coke & Other Domestic Coke)
Dahlman Rose Metals & Mining Conference - November 2012

Domestic Coke Production Domestic Coke Adjusted EBITDA
(1)
Per Ton
(Tons in thousands)
($ in millions, except per ton amounts)
(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations,  see  appendix.
(2) Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory
(3) Includes a $2.4 million, net of NCI, charge related to coke inventory reduction and a $1.3 million, net of NCI,  lower cost or market adjustment on pad coal inventory and lower coal-to-coke yields related to the startup at Middletown.
Sustained strong performance across entire
U.S. cokemaking fleet is driving results
$ 80
$90
adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.

Coal Mining Financial Summary
Coal Mining Financial Summary
Dahlman Rose Metals & Mining Conference - November 2012

Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
($ in millions, except per ton amounts)
(1)
(2)
(3)
YTD Sept 2012 Coal Segment
Adjusted EBITDA
(1)
declined to
$27.4 million
Cash production costs increasing in a
difficult demand/price environment
–
Reject rates remain high due to geology
and preparation plant inefficiency
–
Higher labor costs due to additional
headcount
Taking aggressive action to position
Coal Segment for 2013
–
Rationalizing underground mining plan,
including idling mines
–
Implementing improved underground
mining practices
–
Investing to enhance prep plant efficiency
Coal Sales, Production and Purchases
-$50
$0
$50
$100
$150
$200
$155 $159
$171
$169
$165
$25
$20
$20
$25
$27
$132
$138
$151
$137
$143
Q3 '11 Q4 '11(3) Q1 '12 Q2 '12 Q3 '12
Coal Adjusted EBITDA Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
Q4 2011 Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.
Q3  '11 Q4  '11 Q1  '12 Q2  '12 Q3 '12
Coal Sales 371 363 373 365 392
Coal Producton 340 349 375 401 349
Purchased Coal 22 20 19 4 10
Reject Rate (%) 64 65 68 66 67

[redacted]

$61 - $76
$72.4
$65.5
$55.8
$255 - $270
$141
Q1 2012 Adjusted EBITDA
Q2 2012 Adjusted EBITDA
Q3 2012 Adjusted EBITDA
Estimated Q4 2012 Adjusted EBITDA
Estimated FY 2012 Adjusted EBITDA
FY 2011 Adjusted EBITDA

SunCoke Energy

FY 2012 Adjusted EBITDA
(1)
expected to increase by more than $110 million
vs. FY 2011 driven by strength of coke business
Full Year Adjusted EBITDA
Full Year Adjusted EBITDA (1)  (1)
Outlook
Outlook
($ in millions)
Dahlman Rose Metals & Mining Conference - November 2012
(1)
  For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

QUESTIONS QUESTIONS Dahlman Rose Metals & Mining Conference - November 2012 23

Appendix

Definitions
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the deduction of income attributable to noncontrolling interests in our Indiana Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our
Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interests in our Indiana Harbor cokemaking operations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Adjusted EBITDA does not represent and should not be considered as an alternative to net income as determined by GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net (loss) income as determined in accordance with GAAP.
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests.
Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free
Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
Dahlman Rose Metals & Mining Conference - November 2012

Reconciliations
Dahlman Rose Metals & Mining Conference - November 2012 26
$ in millions
Q3  2012 Q2  2012 Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011 Q1  2011
Adjusted Operating Income 54.8 46.6 37.1 80.4 14.9 33.5 24.6 7.4
Net Income (Loss) attributable to Noncontrolling Interest 1.3 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Subtract: Depreciation Expense (18.9) (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Adjusted EBITDA 72.4 65.5 55.8 140.5 31.4 44.8 37.7 26.6
Subtract: Depreciation, depletion and amortization
(18.9) (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Subtract: Financing expense, net
(12.2) (11.8) (12.0) (1.4) (7.1) (3.3) 4.5 4.5
Subtract: Income Tax
(7.6) (7.0) (5.3) (7.2) 2.9 (5.1) (1.9) (3.1)
Subtract: Sales Discount (2.1) (3.8) (3.2) (12.9) (3.2) (3.5) (3.1) (3.1)
Add: Net Income attributable to NCI 1.3 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Net Income 32.9 24.0 16.6 58.9 7.5 21.6 24.1 5.7
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

$ in millions, except per ton data
Jewell
Coke
Other
Domestic
Coke
International
Coke
Jewell
Coal Corporate Combined
Domestic
Coke
Q3 2012
Adjusted EBITDA 13.6 54.9 0.9 10.7 (7.7) 72.4 68.5
Subtract: Depreciation, depletion and amortization (1.4) (12.7) - (4.2) (0.6) (18.9) (14.1)
to noncontrolling interests
1.3 1.3 1.3
Adjusted Pre-Tax Operating Income 12.2 43.5 0.9 6.5 (8.3) 54.8 55.7
Adjusted EBITDA 13.6 54.9 0.9 10.7 (7.7) 72.4 68.5
Sales Volume (thousands of tons) 183 933 310 392 1,116
Adjusted EBITDA per Ton 74.3 58.8 2.9 27.3 61.4
Average Allocated Invested Capital
51.2 889.0 32.6 117.2 NMF 1,090.1 940.3
Annualized Quarterly Pretax ROIC 95% 20% 11% 22% NMF 20% 24%
Q2 2012
Adjusted EBITDA 12.5 48.6 0.7 9.3 (5.6) 65.5 61.1
Subtract: Depreciation, depletion and amortization (1.3) (13.7) (0.1) (4.3) (0.8) (20.2) (15.0)
to noncontrolling interests
1.3 1.3 1.3
Adjusted Pre-Tax Operating Income 11.2 36.2 0.6 5.0 (6.4) 46.6 47.4
Adjusted EBITDA 12.5 48.6 0.7 9.3 (5.6) 65.5 61.1
Sales Volume (thousands of tons) 170 904 302 365 1,074
Adjusted EBITDA per Ton 73.5 53.8 2.3 25.5 56.9
Average Allocated Invested Capital
50.9 892.7 36.6 117.7 NMF 1,097.9 943.6
Annualized Quarterly Pretax ROIC 88% 16% 7% 17% NMF 17% 20%
Q1 2012
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Subtract: Depreciation, depletion and amortization (1.3) (12.6) (0.1) (4.1) (0.3) (18.4) (13.9)
to noncontrolling interests (0.3) (0.3) (0.3)
Adjusted Pre-Tax Operating Income 13.7 27.2 - 3.3 (7.1) 37.1 40.9
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Sales Volume (thousands of tons) 186 892 358 373 1,078
Adjusted EBITDA per Ton 80.6 45.0 0.3 19.8 51.1
Average Allocated Invested Capital 53.3 928.2 41.0 119.6 NMF 1,142.1 981.5
Annualized Quarterly Pretax ROIC 103% 12% 0% 11% NMF 13% 17%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income
Reconciliations
Dahlman Rose Metals & Mining Conference - November 2012

(1)
(1)
(1)

Reconciliations
Dahlman Rose Metals & Mining Conference - November 2012

$ in millions, except per ton data
Jewell
Coke
Other
Domestic
Coke
International
Coke
Jewell
Coal Corporate Combined
Domestic
Coke
FY 2011
Adjusted EBITDA 46.1 89.4 13.7 35.5 (44.2) 140.5 135.5
Subtract: Depreciation, depletion and amortization (4.9) (38.7) (0.2) (12.9) (1.7) (58.4) (43.6)
to noncontrolling interests (1.7) (1.7) (1.7)
Adjusted Pre-Tax Operating Income 41.2 49.0 13.5 22.6 (45.9) 80.4 90.2
Adjusted EBITDA 46.1 89.4 13.7 35.5 (44.2) 140.5 135.5
Sales Volume (thousands of tons) 702 3,068 1,442 1,454 3,770
Adjusted EBITDA per Ton 65.7 29.1 9.5 24.4 35.9
Average Allocated Invested Capital 52.8 627.8 37.4 99.8 NMF 817.8 680.6
Pretax ROIC 78% 8% 36% 23% NMF 10% 13%
Q4 2011
Adjusted EBITDA 10.6 21.3 10.2 2.5 (13.2) 31.4 31.9
Subtract: Depreciation, depletion and amortization (1.2) (10.6) (0.1) (3.7) (0.4) (16.0) (11.8)
to noncontrolling interests (0.5) (0.5) (0.5)
Adjusted Pre-Tax Operating Income 9.4 10.2 10.1 (1.2) (13.6) 14.9 19.6
Adjusted EBITDA 10.6 21.3 10.2 2.5 (13.2) 31.4 31.9
Sales Volume (thousands of tons) 166 837 295 363 1,003
Adjusted EBITDA per Ton 63.9 25.4 34.6 6.9 31.8
Average Allocated Invested Capital 46.7 594.0 33.7 105.6 NMF 779.9 640.6
Annualized Quarterly Pretax ROIC 81% 7% 120% -5% NMF 8% 12%
Q3 2011
Adjusted EBITDA 13.9 34.3 1.7 9.2 (14.3) 44.8 48.2
Subtract: Depreciation, depletion and amortization (1.2) (9.9) - (3.3) (0.3) (14.7) (11.1)
to noncontrolling interests 3.4 3.4 3.4
Adjusted Pre-Tax Operating Income 12.7 27.8 1.7 5.9 (14.6) 33.5 40.5
Adjusted EBITDA 13.9 34.3 1.7 9.2 (14.3) 44.8 48.2
Sales Volume (thousands of tons) 191 777 373 371 968
Adjusted EBITDA per Ton 72.8 44.1 4.6 24.8 49.8
Average Allocated Invested Capital 53.5 636.2 34.8 115.1 NMF 839.6 689.7
Annualized Quarterly Pretax ROIC 95% 17% 20% 21% NMF 16% 23%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
Reconciliations
Dahlman Rose Metals & Mining Conference - November 2012

$ in millions, except per ton data
Jewell
Coke
Other
Domestic
Coke
International
Coke
Jewell
Coal Corporate Combined
Domestic
Coke
Q2 2011
Adjusted EBITDA 10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Subtract: Depreciation, depletion and amortization (1.4) (9.6) (0.1) (3.2) (0.4) (14.7) (11.0)
to noncontrolling interests 1.6 1.6 1.6
Adjusted Pre - Tax Operating Income 9.2 17.3 0.7 8.3 (10.9) 24.6 26.5
Adjusted EBITDA 10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Sales Volume (thousands of tons) 170 757 412 334 927
Adjusted EBITDA per Ton 62.4 33.4 1.9 34.4 38.7
Average Allocated Invested Capital 57.9 648.2 39.7 117.7 NMF 863.4 706.1
Annualized Quarterly Pretax ROIC 64% 11% 7% 28% NMF 11% 15%
Q1 2011
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Subtract: Depreciation, depletion and amortization (1.1) (8.6) - (2.7) (0.6) (13.0) (9.7)
to noncontrolling interests (6.2) (6.2) (6.2)
Adjusted Pre - Tax Operating Income 9.9 (6.3) 1.0 9.6 (6.8) 7.4 3.6
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Sales Volume (thousands of tons) 175 697 362 386 872
Adjusted EBITDA per Ton 62.9 12.2 2.8 31.9 22.4
Average Allocated Invested Capital 56.0 645.6 41.4 83.8 NMF 826.9 701.7
Annualized Quarterly Pretax ROIC 71% -4% 10% 46% NMF 4% 2%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

(in millions)
       2012E
       Low
       2012E
       High
Net Income $94 $104
Depreciation, Depletion and Amortization 80 78
Total financing costs, net 48 47
Income tax expense 25 34
EBITDA $247 $263
Sales discounts 11 12
Noncontrolling interests (3) (5)
Adjusted EBITDA $255 $270
Estimated 2012 EBITDA Reconciliation
2012E Net Income to Adjusted EBITDA Reconciliation
Dahlman Rose Metals & Mining Conference - November 2012 30

Free Cash Flow Reconciliation
Free Cash Flow Reconciliation
Dahlman Rose Metals & Mining Conference - November 2012

(in millions)
Estimated
2012
Cash from operations In excess of $   179
Less cash used for investing activities Approx. (75)
Less payments to minority interest Approx. (4)
Free Cash Flow In excess of $     100
2012E Estimated Free Cash Flow Reconciliation

REFERENCE REFERENCE Dahlman Rose Metals & Mining Conference - November 2012 32

ArcelorMittal
AK Steel
USS
ArcelorMittal
AK Steel
ArcelorMittal
ArcelorMittal

SunCoke Energy

Our cokemaking operations are strategically located in
proximity to our customers’ integrated steelmaking facilities
SunCoke Operations
SunCoke Operations
Indiana
Harbor
Middletown
Haverhill 1 Haverhill 2
114M tons of
reserves
Coal
Mining
Vitoria,
Brazil
Dahlman Rose Metals & Mining Conference - November 2012

Our metallurgical coal
mining business is located
in Central Appalachia
Jewell
Coke
Granite
City

16
400%
5
3
Coke
PCI-Coal
Natural Gas

SunCoke Energy

Natural Gas in The Blast Furnace
Natural Gas in The Blast Furnace
Impact of Low Natural Gas Prices
•
Natural gas cannot completely replace
coke in blast furnace
–
We estimate natural gas and other
injectants can replace up to about 30%
–
The less coke used the more important
the coke’s quality
•
Alternative technologies take time to
implement, require significant capital
commitments and are energy intensive
•
Coke oven gases produced by
integrated steelmakers’ own coke
ovens is less valuable in low cost
natural gas environment, potentially
impacting steelmakers’ future
reinvest/rebuild decisions
Blast Furnace Fuel Pricing

Source:  CRU, SXC Analysis
US$/MMBtu
Dahlman Rose Metals & Mining Conference - November 2012

⑥ Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
⑤ Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
① Coal bed absorbs heat from refractory and liberates combustible volatile matter.
② Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
④ Completely oxidized flue gas is drawn into uptakes within oven walls.
③ Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

SunCoke Energy

SunCoke’s Cokemaking Technology
SunCoke’s Cokemaking Technology

Dahlman Rose Metals & Mining Conference - November 2012
Our industry-leading cokemaking technology meets
U.S. EPA Maximum Achievable Control Technology (MACT) Standards

Pressurization	• Negative pressure	• Positive pressure
Air Emissions	• MACT standard for new batteries	• Potential for emission of hazardous compounds
Power Generation	• Cogenerates power	• Power consuming process
Hazardous Inputs	• None	• Yes – sulfuric acid
Volatile Organic Compounds	• Complete combustion	• No combustion
Solid Wastes	• No toxic solid wastes	• Process produces toxic waste streams

SunCoke Energy

SunCoke’s Heat Recovery vs. By-Product Oven SunCoke’s Heat Recovery vs. By-Product Oven 36 Dahlman Rose Metals & Mining Conference - November 2012 SunCoke Heat Recovery Traditional By-Product

$127.5
$73.5
$57.5
$15.6
($56.4)
($12.4)
($40.6)
($6.9)
$157.8

YTD 2012 Sources & Uses of Cash
YTD 2012 Sources & Uses of Cash
Dahlman Rose Metals & Mining Conference - November 2012

Ended Q3 2012 with solid cash position, virtually undrawn revolver and improving credit metrics
($ in millions)
* Due to timing of payment of a $23.7 million receivable on Monday, October 1, 2012 instead of Sunday, September 30.
Primarily reflects:
Accounts Receivable: ($24.9m)*
Account Payable: ($50.7m)
Inventories: $27.0m
Q4 2011
Cash
Balance
YTD 2012
Net Income
Depreciation,
Depletion &
Amortization
Deferred
Taxes & Taxes
Payable
Changes in
Working
Capital (excl.
Taxes Payable)
Other Capital
Expenditures
Cash used in
financing
activities
Q3 2012
Cash
Balance